UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2004

SUNAIR ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3005 Southwest Third Avenue
Fort Lauderdale, Florida 33315
(Address of Principal Executive Office) (Zip Code)

(954) 525-1505
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 9.01 Financial Statements and Exhibits.

This Current Report on Form 8-K/A amends the Form 8-K filed with the Commission on August 23, 2004, relating to the acquisition by Sunair Electronics, Inc. of the outstanding stock of Percipia, Inc., and its wholly owned subsidiary, Percipia Networks, Inc.

This Current Report on Form 8-K/A contains the information required by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

(a)	Financial Statements of Business Acquired.

The following financial statements are filed herewith:

PERCIPIA, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended June 30, 2004 and 2003

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of
Percipia, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheet of Percipia, Inc. (“Company”), and its wholly-owned subsidiary, Percipia Networks, Inc. (“Subsidiary”), as of June 30, 2004 and the related statements of operations, stockholders’ equity (deficiency) and cash flows for the years ended June 30, 2004 and 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Percipia, Inc. and Subsidiary as of June 30, 2004 and the results of its operations and its cash flows for the years ended June 30, 2004 and 2003, in conformity with generally accepted accounting principles.

Berenfeld Spritzer Shechter and Sheer
Certified Public Accountants
Sunrise, FL
September 30, 2004

PERCIPIA, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET
As of June 30, 2004

ASSETS
Current Assets:
Cash	$17,690
Accounts receivable (net of allowance for doubtful accounts of $48,485)	425,417
Deferred tax asset	653,000
Inventory	380,750

Total current assets	1,476,857

Property and equipment (net of accumulated depreciation of $296,329)	95,453

Other Assets
Software costs (net of accumulated amortization of $642,010)	2,223,390
Note receivable from affiliate	79,010
Deposits	1,352

Total other assets	2,303,752

Total Assets	$3,876,062

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$239,098
Accrued expenses and other current liabilities	286,216
Deferred tax liability	860,000
Sales tax payable	203,375
Interest payable	66,286
Unearned revenues	145,106
Capital leases	38,875
Bank line of credit	99,300

Total current liabilities	1,938,256

Long-Term Debt
Notes payable	1,428,089

Total Liabilities	3,366,345

Stockholders’ Equity:
Common stock (1,000,000 shares authorized, no par value, 167,218 shares issued and outstanding)	818,500
Retained earnings	(308,783)

Total stockholder’s equity	509,717

Total Liabilities and Stockholders’ Equity	$3,876,062

PERCIPIA, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
For the Years Ended June 30, 2004 and 2003

	2004	2003
Revenues	$1,943,781	$3,371,845
Cost of revenues	1,005,495	1,494,801

Gross profit	938,286	1,877,044
Selling, general and administrative expenses	1,161,356	1,681,360

Income (loss) from operations	(223,070)	195,684

Other income (expenses):
Other income	—	1,560
Loss on litigation	(20,000)	—
Interest expense	(212,162)	(112,500)

Total other expense	(232,162)	(110,940)

Income (loss) before benefit from (provision for) income taxes	(455,232)	84,744
Benefit from (provision for) income taxes
Current	—	—
Deferred	177,000	33,000

Total benefit from (provision for) income taxes	177,000	33,000
NET INCOME (LOSS)	(278,232)	117,744
Retained earnings, beginning of year	(30,551)	(148,295)

Retained earnings, end of year	$(308,783)	$(30,551)

PERCIPIA, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended June 30, 2004 and 2003

	June 30,	June 30,
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(278,232)	$117,744
Adjustments to reconcile net income (loss) to net cash provided (used in) by operating activities
Depreciation and amortization	261,248	186,012
Change in allowance for doubtful accounts	33,485	(5,000)
(Increase) decrease in:
Accounts receivable	84,591	123,423
Employee advances	112,503	(51,163)
Inventory	91,972	(218,973)
Deferred tax asset	(311,000)	(168,000)
Prepaid expenses and other current expenses	(699)	722
Increase (decrease) in:
Cash overdraft	(211,671)	211,671
Accounts payable	(61,278)	(133,708)
Accrued expenses and other current liabilities	35,920	92,616
Deferred tax liability	134,000	135,000
Unearned revenues	68,568	(170,568)
Sales tax payable	(65,152)	70,099
Interest payable	46,953	19,333
Income taxes payable	—	—

Net cash provided by (used in) operating activities	(58,792)	209,208

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(35,315)	(62,362)
Software development costs	(561,317)	(612,091)

Net cash used in investing activities	(596,632)	(674,453)

CASH FLOWS FROM FINANCING ACTIVITIES
Note receivable from affiliate	11,286	13,441
Note receivable from related party	3,878	2,687
Sale of common stock	315,000	56,000
Proceeds from loan payable	286,539	395,779
Capital lease payments	(42,889)	(72,542)
Proceeds from line of credit	99,300	—

Net cash provided by financing activities	673,114	395,365

NET INCREASE (DECREASE) IN CASH	17,690	(69,880)
Cash, beginning of year	—	69,880

Cash, end of year	$17,690	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest	$145,876	$93,167

Cash paid during the year for income taxes	$—	$—

PERCIPIA, INC. AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended June 30, 2004 and 2003

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

The Company and Subsidiary were each incorporated under the laws of the State of Ohio on July 1, 2000 as a result of a tax-free spin-off from Intercontinental Software Solutions, Inc. The Company provides installation and maintenance of telephony systems. In addition, the Company develops and customizes software for telephony systems to various industries, most notably hospitality.

Principles of consolidation

The financial statements reflect the accounts of Percipia, Inc. and its wholly-owned subsidiary, Percipia Networks, Inc. All significant inter-company balances and transactions have been eliminated upon consolidation.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

Accounts receivable

The Company provides for estimated losses on accounts receivable based on prior bad debt experience and a review of existing customer receivables.

Inventory

Inventory is valued at lower of cost or market value, using the average cost method.

Property and equipment

Property and equipment is depreciated over an estimated useful life of 5 to 7 years on a straight line basis.

Software costs

The Company capitalizes certain costs associated with software development in accordance with Statement of Financial Accounting Standard #86(FASB) “Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed. The Company computes amortization based on the ratio of current gross revenues related to the product to the total current and anticipated future gross revenues for that product.

PERCIPIA, INC. AND SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended June 30, 2004 and 2003

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue recognition and unearned revenues

Installation revenues are considered earned at the time the project is completed. Maintenance contracts are recorded as unearned revenues at the time of collection and are recognized as income monthly over the term of the contract.

Advertising costs

The Company recognizes advertising costs as incurred. Advertising expense for the years ended June 30, 2004 and 2003 was $3,562 and $2,001, respectively.

Impairment of long-lived assets

The Company reviews long-lived assets for impairments whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the asset exceeds the fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Income taxes

The Company accounts for income taxes using SFAS No. 109, “Accounting for Income Taxes”, which requires recognition of deferred tax liabilities and assets for expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is recorded for deferred tax asserts if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Fair value of financial instruments

The carrying amounts of cash and cash equivalents, accounts receivable, inventory, accounts payable and accrued liabilities, approximately fair value due to the short-term maturities of these assets and liabilities. Other financial instruments approximate their fair values by the use of quoted market prices and other approximate valuation techniques, based on information available as of year-end.

NOTE 2 — NOTE RECEIVABLE FROM AFFILIATE

The Company has a note receivable due from an affiliated company. The note has no stated interest rate or maturity date. Management believes that the note is fully collectible.

PERCIPIA, INC. AND SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended June 30, 2004 and 2003

NOTE 3 — PROPERTY AND EQUIPMENT

Property and equipment consists of the following at June 20, 2004:

Furniture and fixtures	$59,649
Machinery and equipment	332,131

391,783
Accumulated depreciation	(296,329)

Total	$95,454

Depreciation expense for the years ended June 30, 2004 and 2003 was $44,006 and $73,512, respectively.

NOTE 4 — BANK LINE OF CREDIT

The Company has a line of credit with a financial institution. The maximum credit limit is $100,000. Interest is charged at 5.00 % annually and there is no stated maturity date. The line is callable by the financial institution at any time.

NOTE 5 — NOTES PAYABLE

The Company has a note payable with a financial institution. The original amount of the note was $324,258 with interest due monthly at 6.5%, maturing on April 27, 2008. The balance on the note at June 30, 2004 was $312,388. The balance of the note was paid off on August 11, 2004.

The Company has 13 separate notes payable to third parties totaling $1,115,701 as of June 30, 2004. These notes have varying interest rates between 7% and 21% per annum and mature at various dates through June 22, 2006. Each of these notes was paid in full on August 11, 2004.

NOTE 6 — INCOME TAXES

The Company follows the liability method of accounting for income taxes. Under this method deferred tax liabilities and assets are recognized for the expected future tax consequences of temporary differences between the carrying amount and the tax basis of assets and liabilities at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. As a result of timing differences associated with the carrying value of investments in marketable securities the company has recorded net deferred tax assets and liabilities.

PERCIPIA, INC. AND SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended June 30, 2004 and 2003

NOTE 6 — INCOME TAXES (Continued)

The benefit from income taxes in consolidated statements of operations consists of the following:

	2004	2003
Current:
Federal	$—	$—
State	—	—

	—	—

Deferred:
Federal	155,000	28,800
State	22,000	4,200

	177,000	33,000

Total	$177,000	$33,000

As of June 30, 2004, the component of the deferred tax liabilities is as follows:

	Deferred	Deferred
	Tax Liability	Tax Asset
Net operating loss carryover	$—	$635,000
Tax/book basis of software costs	(860,000)	—
Allowance for doubtful accounts	—	18,000

	$(860,000)	$653,000

The Company has approximately $1,648,000 in net operating loss carryforwards which expire beginning in 2021.

NOTE 7 — BENEFIT PLAN

The Company has a savings plan under Section 401(k) of the Internal Revenue Code. The savings plan allows eligible employees to contribute up to 15% of their compensation on a pre-tax basis. Additionally, the plan includes a Company matching contribution of 10% of the employees’ contribution up to 6% of the employees base compensation. Under the plan, the Company’s matching contributions for the years ended June 30, 2004 and 2003 were $1,534 and $5,666, respectively.

PERCIPIA, INC. AND SUBSIDIARY
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
For the Years Ended June 30, 2004 and 2003

NOTE 8 — LEASE COMMITMENT

The Company leases its office and warehouse space. The lease calls for $2,777 per month until August 31, 2006. Future lease payment commitments are as follows for the year ended June 30:

2005	$39,032
2006	5,576

Total	$39,032

Rent expense for the years ended June 30, 2004 and 2003 was $36,868 and $66,463, respectively.

NOTE 9 — CONTINGENCY

The Company is currently involved in a legal matter with a customer in which the customer is demanding a refund of $19,283 for certain services and goods provided by the Company. While management intends to vigorously defend itself against this claim, the Company has reserved $20,000 for a potential loss from a negative judgment. This amount is included in accrued expenses at June 30, 2004.

NOTE 10 — SUBSEQUENT EVENTS

On August 6, 2004, 100% of the common shares of each of Percipia, Inc. and Subsidiary were purchased by Sunair Electronics, Inc., resulting in the Company becoming a wholly-owned subsidiary of Sunair. The stock was purchased for $660,000 and 190,000 shares of common stock of Sunair. Sunair also purchased all of the outstanding stock options of Percipia for approximately $53,550, which is considered part of the acquisition price. In connection with the purchase, Sunair also paid in full all the outstanding notes payable of Percipia.

(b) Pro Forma Financial Information.

     The following pro forma financial information is filed herewith:

PERCIPIA, INC. AND SUBSIDIARY
PRO FORMA FINANCIAL INFORMATION

SUNAIR ELECTRONICS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED INFORMATION

INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma combined financial information gives effect to the acquisition of Percipia, Inc. (“Percipia”), and its wholly-owned subsidiary, Percipia Networks, Inc. (“Subsidiary”), each organized under the laws of the State of Ohio.

On August 6, 2004, the Registrant, Sunair Electronics, Inc. (“Sunair”) completed an acquisition (the “Acquisition”) of all the issued and outstanding common stock of Percipia and Subsidiary. The Acquisition was consummated pursuant to the terms and provisions of a Stock Purchase Agreement dated August 6, 2004. As a result, Percipia became a wholly owned-subsidiary of Sunair. The consideration paid by Sunair consisted of cash of $713,550 (including $53,550 paid to retire all outstanding stock options of Percipia) and 190,000 shares of its common stock valued at $997,500 based on an average price of $5.25 over the thirty days prior to the Acquisition.

The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if it had occurred on June 30, 2004. The unaudited pro forma combined statements of operations for the year ended September 30, 2003 and the nine months ended June 30, 2004 gives effect to the Acquisition as if it had occurred at the beginning of the earliest periods presented.

The unaudited pro forma combined financial information has been included as required and allowed by the rules of the Securities and Exchange Commission and is presented for illustrative purposes only. Such information is not necessarily indicative of the operating results or financial position that would have occurred had the Acquisition taken place on June 30, 2004 or October 1, 2003 or 2002. The pro forma condensed combined financial statements should be read in conjunction with the Company’s Form 10-KSB for the year ended September 30, 2003 and the related notes included in this Current Report on Form 8-K/A.

1

SUNAIR ELECTRONICS, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA CONDENSED BALANCE SHEET
As of June 30, 2004

	Sunair			Pro-		Pro-
	Electronics, Inc.	Percipia, Inc.		Forma		Forma
	Historical	Historical	Total	Adjustments		Combined
ASSETS
Cash	$1,684,526	$17,690	$1,702,216	$(713,550)	1	$988,666
Accounts receivable, net	1,297,293	425,417	1,722,710	—		1,722,710
Inventory	6,906,744	380,750	7,287,494	—		7,287,494
Deferred tax assets		653,000	653,000			653,000
Investments	4,968,068	—	4,968,068	—		4,968,068
Property and equipment, net	585,881	95,453	681,334	—		681,334
Software costs, net	—	2,223,390	2,223,390	476,610	2	2,700,000
Notes receivable and other assets	522,347	80,362	602,709	—		602,709
Investment in subsidiary	—	—	—	1,711,050	1	—
				(1,711,050)	2
Goodwill	—	—	—	724,723	2	724,723

Total Assets	$15,964,859	$3,876,062	$19,840,921	$487,783		$20,328,704

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$357,281	$239,098	$596,379	$—		$596,379
Accrued expenses and other liabilities	—	555,877	555,877	—		555,877
Deferred tax liability		860,000	860,000			860,000
Unearned revenues	—	145,106	145,106	—		145,106
Bank line of credit	—	99,300	99,300	—		99,300
Notes payable and capital leases	—	1,466,964	1,466,964	—		1,466,964

Total Liabilities	357,281	3,366,345	3,723,626	—		3,723,626

Common stock	381,662	818,500	1,200,162	19,000	1
				(818,500)	2	400,662
Additional paid-in capital	2,873,606	—	2,873,606	978,500	1	3,852,106
Retained earnings (deficit)	12,352,310	(308,783)	12,043,527	308,783	2	12,352,310

Total Stockholders’ Equity	15,607,578	509,717	16,117,295	487,783		16,605,078

Total Liabilities and Stockholders’ Equity	$15,964,859	$3,876,062	$19,840,921	$487,783		$20,328,704

2

SUNAIR ELECTRONICS, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Nine Months ended June 30, 2004

	Sunair
	Electronics, Inc.	Percipia, Inc.	Pro Forma	Pro Forma
	Historical	Historical	Adjustments	Combined
Revenues	$5,951,143	$1,680,832	$—	$7,631,975
Cost of revenues	3,284,769	726,773	—	4,011,542

Gross profit	2,666,374	954,059	—	3,620,433
Selling, general and administrative expenses	1,557,428	796,696	—	2,354,124

Income (loss) from operations	1,108,946	157,363	—	1,266,309
Other income (expenses):	170,467	(183,317)	—	(12,850)

Income (loss) before benefit from (provision for) income taxes	1,279,413	(25,954)	—	1,253,459
Benefit from (provision for) income taxes	(372,100)	10,122	—	(361,978)

NET INCOME (LOSS)	$907,313	$(15,832)	$—	$891,481

Pro-forma net income per common share
Basic	$0.24			$0.22

Diluted	$0.23			$0.22

Weighted average of pro-forma shares outstanding:
Basic	3,797,004			3,987,004

Diluted	3,905,854			4,095,854

3

SUNAIR ELECTRONICS, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2003

	Sunair
	Electronics, Inc.	Percipia, Inc.	Pro Forma	Pro Forma
	Historical	Historical	Adjustments	Combined
Revenues	$5,910,739	$2,908,581	$—	$8,819,320
Cost of revenues	3,293,258	1,300,641	—	4,593,899

Gross profit	2,617,481	1,607,940	—	4,225,421
Selling, general and administrative expenses	1,770,079	1,355,733	—	3,125,812

Income (loss) from operations	847,402	252,207	—	1,099,609
Other income (expenses):	312,676	(141,950)	—	170,726

Income (loss) before benefit from (provision for) income taxes	1,160,078	110,257	—	1,270,335
Benefit from (provision for) income taxes	(384,250)	(43,000)	—	(427,250)

NET INCOME (LOSS)	$775,828	$67,257	$—	$843,085

Pro-forma net income per common share
Basic	$0.20			$0.21

Diluted	$0.21			$0.21

Weighted average of pro-forma shares outstanding:
Basic	3,797,004			3,987,004

Diluted	3,751,037			3,941,037

4

SUNAIR ELECTRONICS, INC AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed combined financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

NOTE 2 – STOCK PURCHASE AGREEMENT

On August 6, 2004, Sunair paid $660,000 in cash and issued an aggregate number of 190,000 shares of its common stock in exchange for all of the issued and outstanding shares of Percipia and Subsidiary. On or around that date, Sunair also purchased all of the outstanding stock options of Percipia for $53,550.

The following table set forth the preliminary allocation of the purchase price to Percipia’s tangible and intangible assets acquired and liabilities assumed as of June 30, 2004:

Cash	$17,690
A/R	425,417
Inventory	380,750
Deferred tax assets	653,000
Fixed assets	95,453
Software	2,700,000
Note receivable and other assets	80,362
Goodwill	724,723
Accounts payable	(239,098)
Accrued liabilities	(555,877)
Deferred tax liability	(860,000)
Unearned revenues	(145,106)
Line of Credit	(99,300)
Notes Payable	(1,428,089)
Capital leases	(38,875)

Total	$1,711,050

5

NOTE 3 – PRO FORMA ADJUSTMENTS

1.	Reflects common stock of Sunair issued at $.10 par value and additional paid-in capital as a result of the issuance, and the cash disbursed in connection with the acquisition of Percipia.

2.	To reflect consolidation of the common stock and retained deficit of Percipia and to reflect adjustment from book value to market value. The excess of purchase price over the book value was allocated first to increase the software costs to the appraised value on the date of purchase. The remainder was allocated to goodwill.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNAIR ELECTRONICS, INC.

Date: October 20, 2004	By:	/s/ SYNNOTT B. DURHAM

Synnott B. Durham
Chief Financial Officer